Exhibit 10.16.30+

PATENT LICENSE AGREEMENT

THIS AGREEMENT (“Agreement”) is entered by and between

HERE Global B.V. (formerly known as Navteq B.V.), a corporation of the Netherlands, having a place of business at De Run 1115, 5503 LB Veldhoven, The Netherlands (hereinafter referred to as “HERE”),

and

Telenav, Inc., a corporation of the United States, having a place of business at 950 DeGuigne Drive, Sunnyvale, CA 94085 (hereinafter referred to as “Licensee”).

WITNESSETH:

WHEREAS, HERE is the owner of the following patents:

[*****], expiry: [*****],
[*****], expiry: [*****],
[*****] (registered in [*****]), expiry: [*****];

WHEREAS HERE has the right to grant licenses under the Patents;

WHEREAS, Licensee wishes to obtain a license from HERE under such Patents;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties agree as follows:

Article 1
Definitions

As used in this Agreement, the following terms shall have the following meanings:

1.01
The term “Patents” shall mean solely the patents that are owned by HERE, claim the subject matter of or a method, system or software product for [*****] for use in [*****], and have a priority date prior to the [*****] of this Agreement. For the avoidance of doubt, (i) [*****], and (ii) any and all patents that issue from divisions, continuations, continuations-in-part, reissues, reexaminations, reviews, renewals, foreign counterparts and extensions of any of the patents set forth in subsection (i) above, including patents that issue from [*****], shall be deemed Patent under this Section 1.01.

1.02	The term “[*****]” shall mean any [*****] of any of the Patents.

1.03	The term “[*****],” also known as “[*****],” shall mean a representation of [*****] of [*****] from a [*****] to an extent [*****] by the [*****] in a [*****] or [*****].

1.04
The term “[*****]” shall mean a [*****] developed by or for Licensee and sold or otherwise distributed to Licensee Customer for installation in [*****] sold by Licensee Customers in countries in the Licensed Territories, which (i) solely uses the Data and Additional Content set forth under the applicable TL; and (ii) is capable of [*****] and/or enabling “[*****]” or “[*****]” (as defined herein) functionality and (iii) is covered by one or more [*****].

1.05
The term “[*****]” shall mean functionality that enables [*****] for, or in connection with, any systems or functions for [*****] or [*****] of [*****], including, for example, systems or functions for the control of [*****] and [*****].

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patent License [Fee] Agreement    Page 1    CONFIDENTIAL
Version 04-02-2010

Exhibit 10.16.30+

1.06
The term “[*****]” shall mean functionality that enables [*****] to provide advisory functions regarding [*****] to the End User (as defined in the applicable TL) such as [*****], but which does not provide [*****].

1.07	The term “Effective Date” shall mean January 1, 2014.

1.08
The term “Term of this Agreement” shall commence on the Effective Date and continue until the later of the expiration dates of the TLs covering: (a) [*****] (currently [*****] (and its successors)) or (b) [*****] (currently [*****] (and their successors)), unless terminated earlier by mutual agreement or under the provisions of this Agreement, whereupon all rights and licenses granted hereunder shall terminate and the Agreement shall expire.

Notwithstanding the foregoing, this Agreement shall terminate and expire when all Patents cease to be in force.

1.09	The term “[*****]” shall mean [*****], and any other [*****] in which Patents shall be issued or registered.

1.10
The term “[*****]” shall include any [*****] of [*****]. “[*****]” of an entity means any legal entity that is for the time being controlled by such an entity. Control, in this context, exists where one entity owns directly or indirectly more than fifty per cent (50%) of the voting stock in another entity, or regardless of stock or equity ownership, is otherwise able (whether by law or contract) to direct its affairs or to appoint a majority of the members of the board of directors or an equivalent body able to determine the course of action of the entity by virtue of its voting or other rights.

1.11
The term “[*****]” shall mean the [*****] to the [*****] (“[*****]”), dated [*****] , by and between [*****] and [*****] (“[*****]”) with respect to [*****], which was subsequently [*****] by [*****] to [*****] ([*****]) under which [*****] is licensed to [*****].

1.12
The term “[*****]” shall mean [*****], [*****] and their respective [*****]. “[*****]” under this Section 1.12 means any entity that (i) directly or indirectly is controlled by or controls such Party or (ii) is under common control with such Party. For these purposes, an entity shall be treated as being controlled by another if that other entity has fifty percent (50%) or more of votes in such entity, is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.

Article 2
License Grant

2.01
As of the Effective Date, subject to the license fees set forth under Article 3 of this Agreement, HERE hereby (i) grants to Licensee a personal, non-exclusive, non-transferable, non-assignable, royalty bearing license without the right to sublicense, solely under the Patents to manufacture, install, use, import, distribute, offer to sell, sell or otherwise develop the [*****] solely for use in connection with or sale to Licensee Customer in the Licensed Territories and for the purpose of Licensee Customer manufacturing, installing, using, importing, distributing, offering to sell, selling or otherwise disposing of the [*****] within the Licensed Territories; and (ii) irrevocably releases Licensee and Licensee Customer from any and all liability for any infringement of the Patents solely to the extent such liability arises out of the manufacture, use, offer to sell and/or sale of the [*****] by Licensee to Licensee Customer prior to the Effective Date in the Licensed Territories solely to the extent such infringing activity/activities would have been licensed under this subsection (i) above if the license would have existed at the time of such activity/activities.

Subject to mandatory law, the Parties agree and acknowledge that any pass-through rights under any Patents that may under applicable law be enjoyed by any direct or indirect recipients of [*****] installed in [*****] sold by Licensee Customer (such as distributors, resellers, retailers, customers or other

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patent License [Fee] Agreement    Page 2    CONFIDENTIAL

Exhibit 10.16.30+

downstream vendees), shall exclude any method or process unless all steps of the method or process claim of the Patent are entirely implemented by the inherent or intended use of [*****] in the form first used or sold by Licensee Customer to that direct recpient or indirect recipient.

2.02
If, subsequent to the [*****], [*****] or [*****] (“[*****]”) [*****] an entity (“[*****]”) whereby such [*****] becomes such [*****]’s [*****], this Agreement shall apply to the [*****], but only for the time after such [*****], without any [*****]. If an [*****] of [*****] or its [*****] shall cease to be [*****] then the license granted to such [*****] shall terminate with effect from when such [*****] ceases to be an [*****] of [*****] or its [*****].

2.03
Notwithstanding anything to the contrary in this Agreement, except for the [*****] granted under this Article 2 with respect to the [*****], no [*****] or [*****] nor any [*****] or [*****] (including without limitation any [*****] or [*****]), whether express or implied or by estoppel, are granted hereunder under any [*****] or [*****] or other [*****] by HERE or its [*****].

Article 3
Royalties

3.01
Licensee shall pay HERE [*****] for each [*****] installed, sold or otherwise disposed of by or on behalf of Licensee Customers in any Licensed Territory, or distributed for use in any Licensed Territory (e.g., the consumer resides in a Licensed Territory), prior to the Effective Date and during the Term of this Agreement. For the purposes of this Article 3, the terms “sale”, “sold” and/or “otherwise disposed of” when used for [*****] shall include any conveyance of a legal right to use the [*****] or a copy thereof, including the licensing of the [*****].

Article 4
Due Dates and Reporting

4.01
[*****] for the [*****] to the [*****] of this Agreement shall be due within [*****] of the [*****]. [*****] for [*****] shall be due in accordance with terms specified in the [*****]. By each such due date, Licensee shall include the [*****] and [*****] of [*****] sold or otherwise disposed of for the [*****] in the [*****] specified under the [*****].

4.02
All [*****] by Licensee to HERE under this Agreement shall be due and [*****] no [*****] than the dates specified in this Agreement. If no date has been specified [*****] shall be payable upon demand. All payments to HERE under this Agreement shall be made in accordance with [*****] and/or [*****].

Article 5
Records and Auditing

5.01
Licensee shall keep and shall ensure that [*****] are [*****] bound to keep true and complete records of all data necessary for the determination of the [*****] of the [*****] that shall become due under Article [*****] hereof pursuant to Section [*****] of the [*****], and shall permit HERE or [*****] to examine such records under [*****] of the [*****]

Article 6
Termination

6.01
If Licensee fails to make a [*****] when due and such [*****] continues for [*****] after written notice thereof from HERE, or if Licensee becomes [*****] or [*****] in [*****] or [*****] or is [*****], HERE may terminate this Agreement, and thus the license granted, upon [*****] prior written notice to Licensee. All other rights and obligations of the parties accruing hereunder prior to any termination of the Agreement shall survive such termination.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patent License [Fee] Agreement    Page 3    CONFIDENTIAL

Exhibit 10.16.30+

6.02
For clarity, unless otherwise terminated earlier, the rights, [*****] and [*****] with respect to [*****] shall terminate upon the termination or expiration of the [*****] with said [*****], regardless of the [*****] of this Agreement.

Article 7
Marking

7.01
Licensee shall mark all [*****] sold or otherwise disposed of by it under the license granted by this Agreement with the word “Patent” or “Patents” and the number or numbers of the Patents applicable thereto. Such notice shall be included in any packaging of the [*****] and on any display screen that includes notification of intellectual property rights in the [*****] that shows during operation, installation or setup of a [*****].

Article 8
Miscellaneous

8.01	Licensee shall not have the right to [*****] under this Agreement without the prior written consent of HERE.

8.02	This Agreement may not be [*****] or [*****] by Licensee without the prior written consent of HERE.

8.03	All [*****] or [*****] by any [*****] in any [*****] on the [*****] by Licensee to HERE shall be [*****] and [*****] by Licensee.

8.04
Any notice or communication required or permitted hereunder shall be in writing, which shall be deemed to include facsimile and may be sent by facsimile or prepaid registered airmail, addressed to the party concerned at such address as such party shall have notified to the party giving notice in writing for that purpose, failing which at the registered office or principal place of business of the party receiving the notice.

8.05	Nothing in this Agreement will be [*****] as:

(i)	[*****] or [*****] by HERE as to the [*****] or [*****] of any of the [*****];

(ii)	[*****] or [*****] that anything [*****] for [*****], [*****] or [*****] under any [*****] in this Agreement is or will be [*****] from [*****] of [*****] of [*****];

(iii)	an [*****] on HERE to [*****] or [*****] any of the [*****];

(iv)	an [*****] to [*****] or [*****] actions or suits against [*****] for [*****] of the [*****];

(v)	conferring the right to [*****] in [*****], [*****] or [*****] any [*****], or any [*****] or [*****] thereof, of HERE; or

(vi)	conferring any [*****] or [*****] under any [*****] of HERE other than [*****].

8.06	This Agreement shall be construed, and the performance thereof shall be enforced, in accordance with the laws of the [*****].

8.07
Should any provision of this Agreement be invalid or unenforceable or should the Agreement contain an omission, the remaining provisions shall be valid. In the place of an invalid provision, a valid provision which comes [*****] to the one actually agreed upon is presumed to be agreed upon by the parties; the same shall apply in the case of an omission.

8.08	This Agreement may not be amended except in a written instrument signed by both parties.

8.09
Either Party may [*****] the [*****] of this Agreement, but shall otherwise [*****] the [*****] and [*****] of this Agreement [*****] and shall not, without the prior written consent of the other Party, [*****] any [*****] thereof to any [*****] other than (i) its [*****] bound by written obligations of [*****] or otherwise subject to a [*****] of [*****] through a [*****] and [*****], and (ii) its [*****], except for the purposes of [*****] with a [*****], a direction or request for [*****] by a [*****] or [*****] having [*****] to [*****] such information or if otherwise [*****] by applicable law or regulations. In the event that a Party is required to [*****] this Agreement or any of its [*****] to [*****] in order to [*****] with such [*****], [*****] or [*****], it shall use its [*****] to ensure that the [*****] to which such [*****] is to be made [*****] and [*****] such [*****]. Additionally, during the [*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patent License [Fee] Agreement    Page 4    CONFIDENTIAL

Exhibit 10.16.30+

of the [*****] with a [*****], Licensee may [*****] the [*****] in Exhibit A to [*****] on the [*****] that the [*****] agrees in writing to be bound by the [*****] of this paragraph.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year above first written.

HERE Global B.V.             HERE Global B.V.

By: /s/ R.A.J Houben                By: /s/ T. Gaastra

Name: R.A.J Houben                Name: T. Gaastra

Title: Managing Director                Title: Director

Date:         Date: 4 Nov 2014

TELENAV, INC.

By: /s/ Michael Strambi

Name: Michael Strambi

Title: Chief Financial Officer

Date: 10/23/14

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patent License [Fee] Agreement    Page 5    CONFIDENTIAL

Exhibit 10.16.30+

Exhibit A: Redacted Agreement For Disclosure to Licensee Customers

PATENT LICENSE AGREEMENT

THIS AGREEMENT (“Agreement”) is entered by and between

HERE Global B.V. (formerly known as Navteq B.V.), a corporation of the Netherlands, having a place of business at De Run 1115, 5503 LB Veldhoven, The Netherlands (hereinafter referred to as “HERE”),

and

Telenav, Inc., a corporation of the United States, having a place of business at 950 DeGuigne Drive, Sunnyvale, CA 94085 (hereinafter referred to as “Licensee”).

WITNESSETH:

WHEREAS, HERE is the owner of the following patents:

[*****], expiry: [*****],
[*****], expiry: [*****],
[*****] (registered in [*****]), expiry: [*****];

WHEREAS HERE has the right to grant licenses under the Patents;

WHEREAS, Licensee wishes to obtain a license from HERE under such Patents;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties agree as follows:

Article 1
Definitions

As used in this Agreement, the following terms shall have the following meanings:

1.01
The term “Patents” shall mean solely the patents that are owned by HERE, claim the subject matter of or a method, system or software product for [*****] for use in [*****], and have a priority date prior to the [*****] of this Agreement. For the avoidance of doubt, (i) [*****], and (ii) any and all patents that issue from divisions, continuations, continuations-in-part, reissues, reexaminations, reviews, renewals, foreign counterparts and extensions of any of the patents set forth in subsection (i) above, including patents that issue from [*****] shall be deemed Patent under this Section 1.01. .

1.02	xxx xxxx “xxxxx” xxxxx xxxx xxx xxxxx xx xxx xx xxx xxxxxxx.

1.03	The term “[*****],” also known as “[*****],” shall mean a representation of [*****] of [*****] from a [*****] to an extent [*****] by the [*****] in a [*****] or [*****].

1.04
The term “[*****]” shall mean a [*****] developed by or for Licensee and sold or otherwise distributed to Licensee Customer for installation in [*****] sold by Licensee Customers in countries in the Licensed Territories, which (i) solely uses the Data and Additional Content set forth under the applicable TL; and (ii) is capable of [*****] and/or enabling “[*****]” or “[*****]” (as defined herein) functionality and (iii) is covered by one or more [*****].

1.05
The term “[*****]” shall mean functionality that enables [*****] for, or in connection with, any systems or functions for [*****] or [*****] of [*****], including, for example, systems or functions for the control of [*****] and [*****].

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patent License [Fee] Agreement    Page 1    CONFIDENTIAL
Version 04-02-2010

Exhibit 10.16.30+

1.06
The term “[*****]” shall mean functionality that enables [*****] to provide advisory functions regarding [*****] to the End User (as defined in the applicable TL) such as [*****], but which does not provide [*****].

1.07	The term “Effective Date” shall mean January 1, 2014.

1.08
The term “Term of this Agreement” shall commence on the Effective Date and continue until the later of the expiration dates of the TLs covering: (a) [*****] (currently [*****] (and its successors)) or (b) [*****] (currently [*****] (and their successors)), unless terminated earlier by mutual agreement or under the provisions of this Agreement, whereupon all rights and licenses granted hereunder shall terminate and the Agreement shall expire.

Notwithstanding the foregoing, this Agreement shall terminate and expire when all Patents cease to be in force.

1.09	The term “[*****]” shall mean [*****], and any other [*****] in which Patents shall be issued or registered.

1.10
xxx xxxx “xxxxxxxx” xxxxx xxxxxxx xxx xxxxxxxxxx xx xxxxxxxx. “xxxxxxxxx” xx xx xxxxxx xxxxx xxx xxxxx xxxxxx xxxx xx xxx xxx xxxx xxxxx xxxxxxxxxx xx xxxx xx xxxxxx. xxxxxxx, xx xxxx xxxxxxx, xxxxxx xxxxx xxx xxxxxx xxxx xxxxxxxx xx xxxxxxxxxx xxxx xxxx xxxxx xxx xxxx (xxx) xx xxx xxxxxx xxxxx xx xxxxxxx xxxxxx, xx xxxxxxxxxx xx xxxxx xx xxxxxx xxxxxxxxx, xx xxxxxxxxx xxxx (xxxxxxx xx xxx xx xxxxxxxx) xx xxxxxx xxx xxxxxxx xx xx xxxxxxx x xxxxxxxx xx xxx xxxxxxx xx xxx xxxxx xx xxxxxxxxx xx xx xxxxxxxxxx xxxx xxxx xx xxxxxxxxx xxx xxxxxx xx xxxxxx xx xxx xxxxxx xx xxxxxx xx xxx xxxxxx xx xxxxx xxxxxx.

1.11
xxx xxxx “xx” xxxxx xxxx xxx xxxxxxxxx xxxxxxx xx xxx xxxx xxxxxxx xxxxxxxxx (“xxx”), xxxxx xxxxxxxx x, xxxx , xx xxx xxxxxxx xxxxxxxx xxx xxxxxxxxxx xxxxxxxxxxxx xxxxxxxxxxx (“xxx”) xxxx xxxxxxx xx xxxxxxxx xxxxxxxx, xxxxx xxx xxxxxxxxxxxx xxxxxxxx xx xxx xx xxxx xxxxx xxxxxxx, xxx (x/x/x xxxxxx xxxxx xxxxxxx, xxx) xxxxx xxxxx xx xxxx-xxxxxxx xxxxx xxxxxxxx xxxxxxxxxxx xx xxxxxxxx xx xxxxxxxx xxxxxxxx.

1.12
The term “[*****]” shall mean [*****], [*****] and their respective [*****]. “[*****]” under this Section 1.12 means any entity that (i) directly or indirectly is controlled by or controls such Party or (ii) is under common control with such Party. For these purposes, an entity shall be treated as being controlled by another if that other entity has fifty percent (50%) or more of votes in such entity, is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.

Article 2
License Grant

2.01
As of the Effective Date, subject to the license fees set forth under Article 3 of this Agreement, HERE hereby (i) grants to Licensee a personal, non-exclusive, non-transferable, non-assignable, royalty bearing license without the right to sublicense, solely under the Patents to manufacture, install, use, import, distribute, offer to sell, sell or otherwise develop the [*****] solely for use in connection with or sale to Licensee Customer in the Licensed Territories and for the purpose of Licensee Customer manufacturing, installing, using, importing, distributing, offering to sell, selling or otherwise disposing of the [*****] within the Licensed Territories; and (ii) irrevocably releases Licensee and Licensee Customer from any and all liability for any infringement of the Patents solely to the extent such liability arises out of the manufacture, use, offer to sell and/or sale of the [*****] by Licensee to Licensee Customer prior to the Effective Date in the Licensed Territories solely to the extent such infringing activity/activities would have been licensed under this subsection (i) above if the license would have existed at the time of such activity/activities.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patent License [Fee] Agreement    Page 2    CONFIDENTIAL

Exhibit 10.16.30+

Subject to mandatory law, the Parties agree and acknowledge that any pass-through rights under any Patents that may under applicable law be enjoyed by any direct or indirect recipients of [*****] installed in [*****] sold by Licensee Customer (such as distributors, resellers, retailers, customers or other downstream vendees), shall exclude any method or process unless all steps of the method or process claim of the Patent are entirely implemented by the inherent or intended use of [*****] in the form first used or sold by Licensee Customer to that direct recpient or indirect recipient.

2.02
xx, xxxxxxxxxx xx xxx xxxxxxxxx xxxx, xxxxxxxx xx xxx xxxxxxxxx (“xxxxxxxxx xxxxx”) xxxxxxxx xx xxxxxx (“xxxxxxxx xxxxxx”) xxxxxxx xxxx xxxxxxxx xxxxxx xxxxxxx xxxx xxxxxxxxx xxxxx’x xxxxxxxxx, xxxx xxxxxxxxx xxxxx xxxxx xx xxx xxxxxxxx xxxxxx, xxx xxxx xxx xxx xxxx xxxxx xxxx xxxxxxxxxxx, xxxxxxx xxx xxxxxxxxxxx xxxxxx. xx xx xxxxxxxxx xx xxxxxxxx xx xxx xxxxxxxxx xxxxx xxxxx xx xx xx xxxxxxxxx xxxx xxx xxxxxxx xxxxxxx xx xxxx xx xxxxxxxxx xxxxx xxxxxxxxx xxxx xxxxxx xxxx xxxx xxxx xx xxxxxxxxx xxxxxx xx xx xx xxxxxxxxx xx xxxxxxxx xx xxx xxxxxxxxx.

2.03
xxxxxxxxxxxxxxx xxxxxxxx xx xxx xxxxxxxx xx xxxx xxxxxxxxx, xxxxxx xxx xxx xxxxxxx xxxxxxx xxxxxxx xxxxx xxxx xxxxxxx x xxxx xxxxxxx xx xxx xxxxxxx, xx xxxxx, xxxxxxxxxx xx xxxxxxx xxxxxxxx xxx xxx xxxxx xxxxxx xx xxxxxxxxxx (xxxxxxxxx xxxxxxx xxxxxxxxxx xxx xxxxxxxxx xxx xx xxx xx xxx-xxxxxxxxx xxxxxxxxx), xxxxxxx xxxxxxx xx xxxxxxx xx xx xxxxxxxx, xxx xxxxxxx xxxxxxxxx xxxxx xxx xxxxxxx xx xxxxxx xxxxxxxxxxxx xx xxxxx xxxxxxxxxxxx xxxxxxxx xxxxxx xx xxxx xx xxx xxxxxxxxxx.

Article 3
Royalties

3.01
Licensee shall pay HERE [*****] for each [*****] installed, sold or otherwise disposed of by or on behalf of Licensee Customers in any Licensed Territory, or distributed for use in any Licensed Territory (e.g., the consumer resides in a Licensed Territory), prior to the Effective Date and during the Term of this Agreement. For the purposes of this Article 3, the terms “sale”, “sold” and/or “otherwise disposed of” when used for [*****] shall include any conveyance of a legal right to use the [*****] or a copy thereof, including the licensing of the [*****].

Article 4
Due Dates and Reporting

4.01
xxxxxxxxx xxx xxx xxxxxx xxxxx xx xxx xxxxxxxxx xxxx xx xxxx xxxxxxxxx xxxxx xx xxx xxxxxx xx xxxx xx xxx xxxxxxxxx xxxx. xxxxxxxxx xxx xxxxxxxxxx xxxxxxx xxxxx xx xxx xx xxxxxxxxxx xxxx xxxxx xxxxxxxxx xx xxx xxx. xx xxxx xxxx xxx xxxx, xxxxxxxx xxxxx xxxxxxx xxx xxxxxxxxxx xxx xxxxx xx xxxx-xxxxxxx xxxxx xxxxxxxx xxxxxxxxxxx xxxx xx xxxxxxxxx xxxxxxxx xx xxx xxx xxxxxxxx xxxxxx xx xxx xxxxxxx xxx xxxxxx xxxxxxxxx xxxxx xxx xxx.

4.02
xxx xxxxxxxx xx xxxxxxxx xx xxxx xxxxx xxxx xxxxxxxxx xxxxx xx xxx xxx xxxxxxx xx xxxxx xxxx xxx xxxxx xxxxxxxxx xx xxxx xxxxxxxxx. xx xx xxxx xxx xxxx xxxxxxxxx x xxxxxxx xxxxx xx xxxxxxx xxxx xxxxxx. xxx xxxxxxxx xx xxxx xxxxx xxxx xxxxxxxxx xxxxx xx xxxx xx xxxxxxxxxx xxxx xxxxxxxxxx xxx xxx/xx xx.

Article 5
Records and Auditing

5.01
xxxxxxxx xxxxx xxxx xxx xxxxx xxxxxx xxxx xxxxxxxx xxxxxxxxx xxx xxxxxxxxxxxxx xxxxx xx xxxx xxxx xxx xxxxxxxx xxxxxxx xx xxx xxxx xxxxxxxxx xxx xxx xxxxxxxxxxxxx xx xxx xxxxxx xx xxx xxxxxxx xxxxxxxx xxxx xxxxx xxxxxx xxx xxxxx xxxxxxx x xxxxxx xxxxxxxx xx xxxxxxx xxx xx xxx xxx, xxx xxxxx xxxxxx xxxx xx xx xxxxxxxxxxxxx xxxxxxxxx xxxxx xxxxx xxxxxxx xx xxxxxxx xxxx xxxxxxx xxxxx xxxxxxx xxx xx xxx xxx.

Article 6
Termination

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patent License [Fee] Agreement    Page 3    CONFIDENTIAL

Exhibit 10.16.30+

6.01
xx xxxxxxxx xxxxx xx xxxx x xxxxxx xx xxxxxxx xxxx xxx xxx xxxx xxxxxxx xxxxxxxxx xxx xxxxx (xx) xxxx xxxxx xxxxxxx xxxxxx xxxxxxx xxxx xxxx, xx xx xxxxxxxx xxxxxxx xxxxxxxxx xx xxxxx x xxxxxxxx xx xxxxxxxxxx xx xxxxxxxxxx xx xx xxxxxxxxxxx xxxxxxxxx, xxxx xxx xxxxxxxxx xxxx xxxxxxxxx, xxx xxxx xxx xxxxxxx xxxxxxx, xxxx xxx (xx) xxxx xxxxx xxxxxxx xxxxxx xx xxxxxxxx. xxx xxxxx xxxxxx xxx xxxxxxxxxxx xx xxx xxxxxxx xxxxxxxx xxxxxxxxx xxxxx xx xxx xxxxxxxxxxx xx xxx xxxxxxxxx xxxxx xxxxxxx xxxx xxxxxxxxxxx.

6.02
xxx xxxxxxx, xxxxxx xxxxxxxxx xxxxxxxxxx xxxxxxx, xxx xxxxxx, xxxxxxxx xxx xxxxxxx xxxxxxxxxxx xxxx xxxxxxx xx x xxxxxxxx xxxxxxxx xxxxx xxxxxxxxx xxxx xxx xxxxxxxxxxx xx xxxxxxxxxx xx xxx xx xxxx xxxx xxxxxxxx xxxxxxxx, xxxxxxxxxx xx xxx xxxx xx xxxx xxxxxxxxx.

Article 7
Marking

7.01
Licensee shall mark all [*****] sold or otherwise disposed of by it under the license granted by this Agreement with the word “Patent” or “Patents” and the number or numbers of the Patents applicable thereto. Such notice shall be included in any packaging of the [*****] and on any display screen that includes notification of intellectual property rights in the [*****] that shows during operation, installation or setup of a [*****].

Article 8
Miscellaneous

8.01	xxxxxxxx xxxxx xxx xxxx xxx xxxxx xx xxxxx xxxxxxxxxxx xxxxx xxxx xxxxxxxxx xxxxxxx xxx xxxxx xxxxxxx xxxxxxx xx xxxx.

8.02	xxxx xxxxxxxxx xxx xxx xx xxxxxxxx xx xxxxxxxxx xxxxxxxxxxx xx xxxxxxxx xxxxxxx xxx xxxxx xxxxxxx xxxxxxx xx xxxx.

8.03	xxx xxxxx, xxxxxx, xxxx, xxxxxxx xx xxxxxxx xxxxxxx xx xxx xxxxxx xxxxxxxxx xx xxx xxxxxxxxxxxx xx xxx xxxxxxx xxxxxxx xx xxxxxxxx xx xxxx xxxxx xx xxxxx xxx xxxx xx xxxxxxxx.

8.04
xxx xxxxxx xx xxxxxxxxxxxxx xxxxxxxx xx xxxxxxxxx xxxxxxxxx xxxxx xx xx xxxxxxx, xxxxx xxxxx xx xxxxxx xx xxxxxxx xxxxxxxxx xxx xxx xx xxxx xx xxxxxxxxx xx xxxxxxx xxxxxxxxxx xxxxxxx, xxxxxxxxx xx xxx xxxxx xxxxxxxxx xx xxxx xxxxxxx xx xxxx xxxxx xxxxx xxxx xxxxxxxx xx xxx xxxxx xxxxxx xxxxxx xx xxxxxxx xxx xxxx xxxxxxx, xxxxxxx xxxxx xx xxx xxxxxxxxxx xxxxxx xx xxxxxxxxx xxxxx xx xxxxxxxx xx xxx xxxxx xxxxxxxxx xxx xxxxxx.

8.05	xxxxxxx xx xxxx xxxxxxxxx xxxx xx xxxxxxxxx xx:
x x xxxxxxxx xx xxxxxxxxxxxxxx xx xxxx xx xx xxx xxxxxxxx xx xxxxx xx xxx xx xxx xxxxxxx;
x x xxxxxxxx xx xxxxxxxxxxxxxx xxxx xxxxxxxx xxxx, xxxx, xxxxxxx xxx xxxx, xxxx, xxxxxxxx xx xxxxxxxxx xxxxxxxx xx xxxxx xxx xxxxxxx xxxxxxx xx xxxx xxxxxxxxx xx xx xxxx xx xxxx xxxx xxxxxxxxxxxx xx xxxxxxx xx xxxxx xxxxxxx;
x xx xxxxxxxxxx xx xxxx xx xxxxxx xx xxxxxxxx xx xxxxx xxx xx xxx xxxxxxx;
x xx xxxxxxxxxx xx xxxxx xx xxxxxxxxx xxxxxxx xx xxxxx xxxxxxx xxxxx xxxxxxx xxx xxxxxxxxxxxx xx xxx xxxxxxx;
x xxxxxxxxxx xxx xxxxx xx xxx xx xxxxxxxxxxx, xxxxxxxxx xx xxxxxxxxx xxx xxxxxxxxx, xxxxx xxxx, xx xxx xxxxxxxxxxx, xxxxxxxxxxxxx xx xxxxxxxxxx xxxxxxx, xx xxxx; xx
x xxxxxxxxxx xxx xxxxxxx xx xxxxxx xxxxx xxx xxxxxxx xx xxxx xxxxx xxxx xxxxxxx.

8.06	xxxx xxxxxxxxx xxxxx xx xxxxxxxxx, xxx xxx xxxxxxxxxxx xxxxxxx xxxxx xx xxxxxxxx, xx xxxxxxxxxx xxxx xxx xxxx xx xxx xxxxxxxxxxx.

8.07	xxxxxx xxx xxxxxxxxx xx xxxx xxxxxxxxx xx xxxxxxx xx xxxxxxxxxxxxx xx xxxxxx xxx xxxxxxxxx xxxxxxx xx xxxxxxxx, xxx xxxxxxxxx xxxxxxxxxx xxxxx xx xxxxx. xx xxx xxxxx xx xx xxxxxxx xxxxxxxxx, x xxxxx

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patent License [Fee] Agreement    Page 4    CONFIDENTIAL

Exhibit 10.16.30+

xxxxxxxxx xxxxx xxxxx xxxxxxxxxxxx xxxxxxx xx xxx xxx xxxxxxxx xxxxxx xxxx xx xxxxxxxx xx xx xxxxxx xxxx xx xxx xxxxxxx; xxx xxxx xxxxx xxxxx xx xxx xxxx xx xx xxxxxxxx.

8.08	xxxx xxxxxxxxx xxx xxx xx xxxxxxx xxxxxx xx x xxxxxxx xxxxxxxxxx xxxxxx xx xxxx xxxxxxx.

8.09
xxxxxx xxxxx xxx xxxxxxxx xxx xxxxxxxxx xx xxxx xxxxxxxxx, xxx xxxxx xxxxxxxxx xxxx xxx xxxxx xxx xxxxxxxxxx xx xxxx xxxxxxxxx xxxxxxxxxxxx xxx xxxxx xxx, xxxxxxx xxx xxxxx xxxxxxx xxxxxxx xx xxx xxxxx xxxxx, xxxxxxx xxx xxxx xxxxxxx xx xxx xxxxx xxxxx xxxxx xxxx (x) xxx xxxxxxxx xxxxxxxxxxxx xxxxxxxx xxxxx xx xxxxxxx xxxxxxxxxxx xx xxxxxxxxxxxxxxx xx xxxxxxxxx xxxxxxx xx x xxxxxxx xxxxxxx xxxxxxxxxxxx xxxxxxxxxx xx xxxxxx xxxxxxxxxxxxxxx xxxxxxx x xxxxxxxxxx xxx xxxxxxxxx xxxxxxxxxxxx xxxxxxxxxxx, xxx (xx) xxx xxxxxxxxxx, xxxxxx xxx xxx xxxxxxxx xx xxxxxxxxx xxxx x xxxxx xxxxx, x xxxxxxxxx xx xxxxxxx xxx xxxxxxxxxxx xx x xxxxxxxxxxxx xxxx xx xxxxxxxxxx xxxxxxxxx xxxxxx xxxxxxxxx xx xxxxxxx xxxx xxxxxxxxxxx xx xx xxxxxxxxx xxxxxxxx xx xxxxxxxxxx xxx xx xxxxxxxxxxx. xx xxx xxxxx xxxx x xxxxx xx xxxxxxxx xx xxxxxxxx xxxx xxxxxxxxx xx xxx xx xxx xxxxxxxxxx xx x xxxxx xxxxx xx xxxxx xx xxxxxx xxxx xxxx xxxxx xxxxx, xxxxxxxxx xx xxxxxxx, xx xxxxx xxx xxx xxxx xxxxxxxxxx xx xxxxxx xxxx xxx xxxxx xxxxx xx xxxxx xxxx xxxxxxxxxx xx xx xx xxxx xxxxxxxx xxx xxxxxxxxx xxxx xxxxxxxxxxxxxxx. xxxxxxxxxxxx, xxxxxx xxx xxxx xx xxx xx xxxx x xxxxxxxx xxxxxxxx, xxxxxxxx xxx xxxxxxxx xxx xxxxxxxx xxxxxxxxx xx xxxxxxx x xx xxxx xxxxxxxx xxxxxxxx xx xxx xxxxxxxxx xxxx xxx xxxxxxxx xxxxxxxx xxxxxx xx xxxxxxx xx xx xxxxx xx xxx xxxxxxxxxxxxxxx xxxxxxxxxxx xx xxxx xxxxxxxxx.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year above first written.

HERE Global B.V.             HERE Global B.V.

By:                         By:

Name:                         Name:

Title:                         Title:

Date:         Date:

TELENAV, INC.

By:

Name:

Title:

Date:

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patent License [Fee] Agreement    Page 5    CONFIDENTIAL